                                                                   EXHIBIT 10.15

                                SECOND AMENDMENT
                                ----------------
                                       TO
                                       --
                              INVESTMENT AGREEMENT
                              --------------------


          THIS SECOND AMENDMENT (this "Amendment") to the Investment Agreement, dated March 21, 1995, by and between Virtual Realty Network, Inc., a Nevada corporation now known as Virtual Mortgage Network, Inc. ("Investee Company" or "VMN"), and American Growth Fund I, L.P., a California limited partnership ("Investor"), as amended by that certain Addendum to Investment Agreement, dated March 31, 1995 (the "Addendum"), and that certain Amendment to Investment Agreement, dated September 15, 1995 (the "Investment Agreement"), is hereby entered into by VMN and Investor effective as of September 9, 1996, and the parties hereto agree as follows:

          1. All warrants to purchase capital stock of VMN that have been issued to Investor or American Growth Capital Investments, Inc., a Nevada corporation ("AGCI"), by VMN prior to and on the date hereof, other than (a) that certain Warrant to purchase 175,000 shares of Common Stock of VMN, dated March 22, 1995, and (b) that certain Bridge Warrant, dated July 8, 1996, but including those warrants listed on Exhibit A attached hereto, shall have an
                                   ---------
exercise price of $1.00 per share. In consideration of such adjustment to the exercise price, VMN agrees to issue to Investor an additional warrant to purchase 6,083 shares of Common Stock of VMN at an exercise price of $1.00
         -----
per share on the date hereof (the "Additional Warrant").

          2. Section 3.2 of the Investment Agreement shall be reinstated and shall read in full as follows:

     3.2  Management Services
          -------------------

          A. Through American Growth Capital Corporation, the Managing General Partner of the Investor ("AGCC"), the Investor and AGCC hereby agree to provide Investee Company with all appropriate management and guidance services required by the Investee Company until the earlier of the closing of the

               Investee Company's Initial Public Offering or March 21, 2000.

          3. Section 4.2 of the Investment Agreement shall be amended in its entirety to read as follows:

     4.2  Shares
          ------

          A.   Issuance; Registration Rights.  The Investee Company will issue
               -----------------------------
               to Investor 250,000 shares of Common Stock, which the Investor acknowledges is being acquired for Investor's own account, for investment purposes only, and not with an intent to sell or resale in connection with any public distribution of all or any portion of the securities. The Investor agrees that it will not transfer any of the securities other than in compliance with all applicable state and federal securities laws, that the securities will bear an appropriate and customary restrictive legend regarding compliance with such laws and that stop transfer orders may be placed with the Investee Company's transfer agent with respect to the foregoing restrictions. Investor may, in the future, distribute such shares of Common Stock to its limited partners, provided that such distribution is done in compliance with applicable state and federal securities laws, the securities bear an appropriate and customary restrictive legend regarding compliance with such laws and the Investee Company shall continue to have the right to place stop transfer orders. Investor shall be entitled to the registration rights granted to it under the Virtual Mortgage Network, Inc. Master Registration Rights Agreement, a copy of which is attached hereto and is incorporated herein by reference.

          4. Section 4.3 of the Investment Agreement shall be amended in its entirety to read as follows:

     4.3  Warrants
          --------

          A.   Issuance: Registration Rights.  The Investee Company will issue
               -----------------------------
               to Investor a warrant to purchase 175,000 shares of Common Stock (the "Warrant"), which the Investor acknowledges is being acquired for Investor's own account, for investment purposes only, and not with an intent to sell or resale in connection with any public distribution of all or any portion of the securities. The Investor agrees that it will not transfer any of the securities other than in compliance with all applicable state and federal securities laws, that the securities will bear an appropriate and customary restrictive legend regarding compliance with such laws and that stop transfer orders may be placed with the Investee Company's transfer agent with respect to the foregoing restrictions. Investor may, in the future, distribute such Warrant rights to its limited partners, provided that such distribution is done in compliance with applicable state and federal securities laws and the securities bear an appropriate and customary restrictive legend regarding compliance with such laws and the Investee Company shall continue to have the right to place stop transfer orders. Investor shall be entitled to the registration rights as to the Warrant that are granted to Investor under the Virtual Mortgage Network, Inc. Master Registration Rights Agreement.

          5. Section 4.4 of the Investment Agreement shall be amended in its entirety to read as follows:

     4.4  Board of Directors
          ------------------

          A. Effective at the Closing Date and terminating immediately prior to the filing by VMN of a registration statement on Form S-1 (or a comparable form) for an Initial Public Offering, VMN will increase its Board of Directors to five members, one of which shall be appointed by the Investor for two non-revocable (except as contemplated hereby) one (1) year terms.

          6. The right of Investor to convert 250,000 shares of Common Stock and 175,000 warrants to purchase Common Stock into Series A Preferred shares, granted to Investor in the Addendum, is hereby terminated.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of this 9th day of September, 1996.
                     ---

                                   VIRTUAL MORTGAGE NETWORK, INC.

                                   By:      /s/ LEE W. SHOREY
                                        --------------------------------
                                   Name:  LEE W. SHOREY
                                         -------------------------------
                                   Title: V.P. ADMINISTRATION
                                          ------------------------------


                                   AMERICAN GROWTH FUND I, L.P.
                                   By:  AMERICAN GROWTH CAPITAL CORPORATION
                                   Its: Managing General Partner

                                   By:    /s/ DONNA SYNDER
                                       ---------------------------------
                                   Name:  DONNA SNYDER
                                         -------------------------------
                                   Title: SEC/TREAS
                                          ------------------------------


                                   AMERICAN GROWTH CAPITAL
                                   INVESTMENT, INC.


                                   By:    /s/ DONNA SNYDER
                                       ----------------------------------
                                   Name:      DONNA SNYDER
                                         --------------------------------
                                   Title:     PRES.
                                          -------------------------------

                                   EXHIBIT A
                                   ---------

                              WARRANTS OUTSTANDING

Date of Warrant       Holder      Number of Warrant Shares
-----------------   -----------   ------------------------
    1/19/96          AGCI                 125,000
    2/27/96          AGCI                  50,000
    3/29/96          Investor               7,500

                                      A-1